Exhibit 10.6

Execution Version

JOINDER

(1.75 Lien Term Loan)

JOINDER NO. 2 dated as of December 10, 2019 (this “Joinder”) to (i) the FIRST LIEN INTERCREDITOR AGREEMENT dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) among HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents (as defined therein), the First Lien Representatives (as defined therein) and the Joint First Lien Collateral Agent (as defined therein) and (ii) the First Lien Collateral Agency Agreement dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement” and, together with the First Lien Intercreditor Agreement, the “Joined Agreements”) among Hovnanian, the Company, certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), in its capacities as the First Lien Collateral Agents, the First Lien Representatives and the Joint First Lien Collateral Agent (as defined therein).

A.     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement or the First Lien Collateral Agency Agreement, as applicable.

B.     As a condition to the ability of the Company, Hovnanian and their subsidiaries to incur Additional First Lien Indebtedness and to secure such Additional First Lien Indebtedness with the liens and security interests created by the documents governing such Additional First Lien Indebtedness, the Additional First Lien Representative in respect thereof is required to become a First Lien Representative and the Additional First Lien Collateral Agent in respect thereof is required to become a First Lien Collateral Agent and is required to become subject to and bound by, the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement. Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement each provides that such Additional First Lien Representative may become a First Lien Representative and such Additional First Lien Collateral Agent may become a First Lien Collateral Agent pursuant to the execution and delivery by the Additional First Lien Representative and the Additional First Lien Collateral Agent of this Joinder to each of the Joined Agreements in the form attached to each thereto as Exhibit 1 and the satisfaction of the other conditions set forth in Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement. WTNA, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hovnanian, the Company, the subsidiaries of Hovnanian from time to time party thereto, the lenders from time to time party thereto and WTNA, in its capacities as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent, pursuant to which the Collateral Agent is authorized to appoint sub-agents to performs its duties under the Credit Agreement and the Collateral Documents (as defined in the Credit Agreement) and the Collateral Agent has, pursuant to the Security Agreement, appointed the New Collateral Agent as joint collateral agent to the extent set forth in the Security Agreement. The undersigned Additional First Lien Representative (the “New Representative”), Additional First Lien Collateral Agent (the “New Collateral Agent”) and the Collateral Agent are executing this Joinder in accordance with the requirements of the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement to, among other things, add the Obligations (as defined in the Credit Agreement) in respect of the Term Loans (as defined in the Credit Agreement) and the Credit Agreement (the “1.75 Lien Loan Obligations”) as Additional First Lien Indebtedness under the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1.     In accordance with Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement, the New Representative and the New Collateral Agent by their signatures below (i) shall become a First Lien Representative and a First Lien Collateral Agent, respectively, under, and the related Additional First Lien Indebtedness and Additional First Lien Claimholders become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and (ii) hereby agree to all the terms and provisions of the Joined Agreements applicable to them as First Lien Representative and First Lien Collateral Agent, respectively, become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as a First Lien Representative and First Lien Collateral Agent, respectively.

SECTION 2     Each of the New Representative and New Collateral Agent represent and warrant to each other First Lien Collateral Agent, each other First Lien Representative, the Joint First Lien Collateral Agent and the other First Lien Claimholders, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as administrative agent and collateral agent, respectively, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the First Lien Documents relating to such Additional First Lien Indebtedness provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder, the Additional First Lien Claimholders represented by them will be subject to and bound by the provisions of the Joined Agreements.

SECTION 3.     The Class of Additional First Lien Indebtedness shall be 1.75 lien Indebtedness (“1.75 Lien Indebtedness”), which shall constitute (x) Junior Lien Claims to the 1.5 Lien Claims, 1.25 Lien Claims, 1.125 Lien Claims and the Senior Credit Agreement Claims, (y) Senior Lien Claims to any Additional First Lien Indebtedness secured by Liens on the Common Collateral that rank junior to the Liens on the Common Collateral securing the 1.75 Lien Indebtedness and (z) pari passu claims with any other 1.75 Lien Indebtedness permitted under the Joined Agreements, including without limitation, the Indebtedness being incurred on the date hereof pursuant to the Indenture, dated as of the date hereof, among Hovnanian, the Company, the subsidiaries of Hovnanian from time to time party thereto, and WTNA, as trustee and collateral agent.

SECTION 4.     This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Joint First Lien Collateral Agent, each First Lien Collateral Agent and First Lien Representative shall have received a counterpart of this Joinder that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5.     Except as expressly supplemented hereby, each of the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement shall remain in full force and effect.

SECTION 6.     THIS JOINDER, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.     Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Joined Agreements, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

SECTION 8.     All communications and notices hereunder shall be in writing and given as provided in Section 8.7 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 9.     Sections 8.8 and 8.18 of the First Lien Intercreditor Agreement are hereby incorporated herein by reference as if fully set forth herein.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder to the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the holders of the 1.75 Lien Loan Obligations, as New Representative,

By:	/s/ Jeffery Rose
Name: Jeffery Rose
Title: Vice President
Address for notices:

Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: K. Hovnanian Administrator
Facsimile: (612) 217-5651

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as 1.75 Pari Passu Lien Collateral Agent for the holders of the 1.75 Lien Loan Obligations, as New Collateral Agent,

By:	/s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

Address for notices:

246 Goose Lane, Suite 105
Guilford, CT 06437
Attention: K. Hovnanian Administrator
Telecopy: 302-636-4149

Receipt acknowledged by:

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity as

Senior Credit Agreement Collateral Agent and Senior

Credit Agreement Administrative Agent

By:  /s/ Jeffery Rose

Name: Jeffery Rose

Title: Vice President

1.125 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.125 Lien Trustee

By: /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

1.125 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.125 Lien Collateral Agent

By:  /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

1.25 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Trustee

By:  /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

1.25 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Collateral Agent

By:  /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

1.5 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Trustee

By:  /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

1.5 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Collateral Agent

By:  /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer

Joint First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Joint First Lien Collateral Agent

By: /s/ Quinton M. DePompolo

Name: Quinton M. DePompolo

Title: Banking Officer